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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report ( Date of earliest reported)   January 3, 2000
                                              ---------------


                                 BIOQUAL, Inc.
                                 -------------
             (Exact name of registrant as specified in its chapter)


           State of Delaware           1-13527             13-33078199
           -----------------           -------             -----------
     (State or other jurisdiction    (Commission          (IRS Employer
          of incorporation)          File Number)      Identification No.)


9600 Medical Center Drive, Rockville, Maryland          20850
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address of principal executive office                 (zip code)


Registrant's telephone number, including area code (301) 251-2801
                                                   --------------


                              Diagnon Corporation
                              -------------------
             (Former name, the name has changed since last report)
             -----------------------------------------------------


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Item 5.  Other Events

         The registrant has issued the attached Release to be filed on January 3, 2000.

         Exhibit:

                  (1) Diagnon Corporation Changes Its Name to BIOQUAL, Inc.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             BIOQUAL, Inc.


                                             By /s/ John C. Landon
                                                ------------------
                                                Chairman of the Board,
                                                President and Chief Executive
                                                Officer


Date:  January 3, 2000